[LOGO OF METLIFE]                              INDIVIDUAL VARIABLE ANNUITY APPLICATION                SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                    First MetLife Investors Insurance Company
200 Park Avenue . New York, NY 10166                             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
First MetLife Investors Variable Annuity Class S                                                 FOR ASSISTANCE CALL: THE SALES DESK

PRODUCT SELECTION (PLEASE SELECT ONE)

[_] Class S (Standard)   [_] Class S with L-Share Option

ACCOUNT INFORMATION

1. ANNUITANT

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name              (First)          (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)          (Last)
                                                                             Relationship to Owner ________________________________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

4. BENEFICIARY

   .  If more than four beneficiaries are named, attach a separate sheet.
   .  Percentages must be in whole numbers. Both Primary and Contingent Beneficiary percentages must each add up to 100%.
   .  EITHER RELATIONSHIP TO OWNER OR SOCIAL SECURITY NUMBER (SSN) MUST BE PROVIDED FOR ALL BENEFICIARIES NAMED.
   .  UNLESS SPECIFIED OTHERWISE, IF JOINT OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL
      BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

               Name (First, Middle Initial, Last)                            Date of Birth         Social Security Number
                                                                                 /   /                   -     -
PRIMARY        ----------------------------------------------------------------------------------------------------------       %
               Address                                                       Phone                 Relationship


               Name (First, Middle Initial, Last)                            Date of Birth         Social Security Number
                                                                                 /   /                   -     -
PRIMARY        ----------------------------------------------------------------------------------------------------------       %
               Address                                                       Phone                 Relationship


               Name (First, Middle Initial, Last)                            Date of Birth         Social Security Number
                                                                                 /   /                   -     -
CONTINGENT     ----------------------------------------------------------------------------------------------------------       %
               Address                                                       Phone                 Relationship


               Name (First, Middle Initial, Last)                            Date of Birth         Social Security Number
                                                                                 /   /                   -     -
CONTINGENT     ----------------------------------------------------------------------------------------------------------       %
               Address                                                       Phone                 Relationship



6406 (05/15)                                                  [BAR CODE]                                                      APPSNY
                                                                                                                            MAY 2016
                                                               Page 1 of 3

5. PLAN TYPE                                                                           6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                            Funding Source of Purchase Payment
                                                                                       ----------------------------------
.. NON-QUALIFIED .............. [_]                                                     [_] 1035 Exchange/Transfer [_] Check [_] Wire

.. QUALIFIED TRADITIONAL IRA* . [_] Transfer [_] Rollover [_] Contribution - Year ____  Initial Purchase
                                                                                       Payment $____________________________
.. QUALIFIED SEP IRA* ......... [_] Transfer [_] Rollover [_] Contribution - Year ____               Make Check Payable to
                                                                                                    First MetLife Investors
.. QUALIFIED ROTH IRA* ........ [_] Transfer [_] Rollover [_] Contribution - Year ____                  Insurance Company
                                                                                       (Estimate dollar amount for 1035 exchanges,
                                                                                       transfers, rollovers, etc.)

* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                     Minimum Initial Purchase Payment:
                                                                                         $5,000 Non-Qual./$2,000 Qual. - Class S
                                                                                         (Stand.)
                                                                                         $10,000 Non-Qualified/Qualified - Class S
                                                                                         with L-Share Option

RIDERS

7. BENEFIT RIDERS (Subject to age restrictions. Other restrictions may apply.)

THESE RIDERS MAY ONLY BE CHOSEN AT THE TIME OF APPLICATION. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDERS* (Optional. Only one of the following riders may be elected.)
     GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE (GLWB))/1/
     [_] FlexChoice Level
     [_] FlexChoice Expedite
     /1/ IF A FLEXCHOICE RIDER IS CHOSEN, THE GLWB SUPPLEMENTAL APPLICATION (NYGLWBSUPP) MUST BE SIGNED AND SUBMITTED WITH THIS
         APPLICATION.

     GUARANTEED WITHDRAWAL BENEFIT (GWB)/2/
     [_] GWB v1
     /2/ IF GWB IS CHOSEN, THE NY GWB SUPPLEMENTAL APPLICATION (NYGWBSUPP) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.
     *   LIVING BENEFIT RIDERS ARE NOT AVAILABLE WITH NON-QUALIFIED DECEDENT CONTRACTS. GWB IS THE ONLY LIVING BENEFIT RIDER
         AVAILABLE WITH DECEDENT IRA CONTRACTS.

2)   DEATH BENEFIT RIDER (The Principal Protection option will be provided at no additional charge.)

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [_] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

6406 (05/15)                                                  Page 2 of 3                                                     APPSNY
                                                                                                                            MAY 2016

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Insurance Company, First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES
PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.



------------------------------------------------------------------------------------------------------------------------------------
(Owner Signature & Title, Annuitant unless otherwise noted)



------------------------------------------------------------------------------------------------------------------------------------
(Joint Owner Signature & Title)



------------------------------------------------------------------------------------------------------------------------------------
(Signature of Annuitant if other than Owner)


Signed at                                                                        Date
          ----------------------------------------------------------------------      ----------------------------------------------
                         (City)                            (State)

10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [_] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.


------------------------------------------------------------------------------------------------------------------------------------
Agent's Signature                                                               Phone


------------------------------------------------------------------------------------------------------------------------------------
Agent's Name and Number


------------------------------------------------------------------------------------------------------------------------------------
Name and Address of Firm


------------------------------------------------------------------------------------------------------------------------------------
State License ID Number


------------------------------------------------------------------------------------------------------------------------------------
Client Account Number


Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.
Option A __________   Option B __________


6406 (05/15)                                                  Page 3 of 3                                                     APPSNY
                                                                                                                            MAY 2016

PURCHASE PAYMENT ALLOCATION SECTIONS

INSTRUCTIONS AND INFORMATION:

IMPORTANT: THE PURCHASE PAYMENT ALLOCATION SECTION THAT YOU MUST COMPLETE WILL DEPEND UPON THE RIDER ELECTIONS MADE IN SECTION 7 ("BENEFIT RIDERS") ON PAGE 2. PLEASE SEE BELOW FOR DETAILS. SIGNATURES ARE REQUIRED IN SECTION 9.

..  IF YOU ELECTED FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE complete section 1 below.
..  IF YOU ELECTED GWB V1 complete Section 2 on page 2.
.. IF YOU DID NOT ELECT FLEXCHOICE LEVEL, FLEXCHOICE EXPEDITE, OR GWB V1 complete Section 3 ("Other Rider Elections") on page 3.

PLEASE NOTE: THE PROTECTED GROWTH STRATEGY PORTFOLIOS ARE DESIGNED TO REDUCE VOLATILITY OF RETURNS. ALTHOUGH YOU MAY HAVE LESS RISK FROM MARKET DOWNTURNS, YOU MAY ALSO HAVE LESS OPPORTUNITY TO BENEFIT FROM MARKET GAINS.

SECTION 1. COMPLETE ONLY IF FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE IS ELECTED.

.. Indicate the percentage each portfolio should receive. Allocations must be whole percentages and total 100%. Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase Payment Allocations indicated below.

.. If allocations are made to the portfolios in this section, they will automatically be rebalanced on a quarterly basis.

                                                                                                 Purchase
                                                                                                  Payment
                                                                                                Allocation
PLATFORM 1: You must allocate at least 80% of your purchase payment to these portfolios:
                              ------------
   PROTECTED GROWTH STRATEGY PORTFOLIOS
   AB Global Dynamic Allocation Portfolio                                                           ______%
   Allianz Global Investors Dynamic Multi-Asset Plus Portfolio                                      ______%
   AQR Global Risk Balanced Portfolio                                                               ______%
   BlackRock Global Tactical Strategies Portfolio                                                   ______%
   Invesco Balanced-Risk Allocation Portfolio                                                       ______%
   JPMorgan Global Active Allocation Portfolio                                                      ______%
   MetLife Balanced Plus Portfolio                                                                  ______%
   MetLife Multi-Index Targeted Risk Portfolio                                                      ______%
   PanAgora Global Diversified Risk Portfolio                                                       ______%
   Pyramis(R) Managed Risk Portfolio                                                                ______%
   Schroders Global Multi-Asset Portfolio                                                           ______%

   Barclays Aggregate Bond Index Portfolio                                                          ______%
   Pyramis(R) Government Income Portfolio                                                           ______%

                                                   PLATFORM 1 SUBTOTAL (MUST BE AT LEAST 80%)       ______%

PLATFORM 2: You may allocate no more than 20% of your purchase payment to these portfolios:
                             ----------------
   MetLife Asset Allocation 20 Portfolio                                                            ______%
   MetLife Asset Allocation 40 Portfolio                                                            ______%
   MetLife Asset Allocation 60 Portfolio                                                            ______%
   American Funds(R) Balanced Allocation Portfolio                                                  ______%
   American Funds(R) Moderate Allocation Portfolio                                                  ______%
   SSGA Growth and Income ETF Portfolio                                                             ______%
                                                     PLATFORM 2 SUBTOTAL (MAY NOT EXCEED 20%)       ______%

-----------------------------------------------------------------------------------------------------------
                                                           TOTAL PURCHASE PAYMENT ALLOCATION:       ______%
                                    Add subtotals for Platforms 1 and 2 here. Must equal 100%

ADMINVA-SNY (05/15)                   Page 1 of 5                       MAY 2016

PURCHASE PAYMENT ALLOCATION SECTIONS

SECTION 2. COMPLETE ONLY IF GWB IS ELECTED.

..  Complete Section 2 below for your initial Purchase Payment Allocation.

INVESTMENT INSTRUCTIONS AND ELECTION
.. Indicate the percentage each portfolio should receive. Allocations must be whole percentages and the section must total 100%. Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase Payment Allocations indicated below.

                                                                                                 Purchase
                                                                                                  Payment
                                                                                                Allocation
PROTECTED GROWTH STRATEGY PORTFOLIOS
------------------------------------
AB Global Dynamic Allocation Portfolio                                                              ______%
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio                                         ______%
AQR Global Risk Balanced Portfolio                                                                  ______%
BlackRock Global Tactical Strategies Portfolio                                                      ______%
Invesco Balanced-Risk Allocation Portfolio                                                          ______%
JPMorgan Global Active Allocation Portfolio                                                         ______%
MetLife Balanced Plus Portfolio                                                                     ______%
MetLife Multi-Index Targeted Risk Portfolio                                                         ______%
PanAgora Global Diversified Risk Portfolio                                                          ______%
Pyramis(R) Managed Risk Portfolio                                                                   ______%
Schroders Global Multi-Asset Portfolio                                                              ______%

Barclays Aggregate Bond Index Portfolio                                                             ______%
Pyramis(R) Government Income Portfolio                                                              ______%

-----------------------------------------------------------------------------------------------------------
                                                                    TOTAL MUST EQUAL 100%           ______%

ADMINVA-SNY (05/15)                   Page 2 of 5                       MAY 2016

PURCHASE PAYMENT ALLOCATION SECTIONS

SECTION 3. COMPLETE ONLY IF FLEXCHOICE LEVEL, FLEXCHOICE EXPEDITE, OR GWB RIDERS ARE NOT ELECTED.
..  If you want to select the optional Dollar Cost Averaging (DCA) program, please also complete Section 3a.
..  Complete Section 3b below for your initial Purchase Payment Allocation.

SECTION 3A. DOLLAR COST AVERAGING PROGRAM ELECTION AND TARGET ALLOCATION INSTRUCTIONS (OPTIONAL)

When checked below, I authorize a portion of my purchase payment to be allocated to the Dollar Cost Averaging Program elected below. Only one program may be elected at a time. Please also complete the Target DCA Instructions column in
Section 3b below.

Transfers will begin on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.

A. PROGRAM. You may select the following program.

DOLLAR COST AVERAGING PROGRAM (DCA)

The DCA transfers will be made from the BlackRock Ultra-Short Term Bond Portfolio. Periodic transfers from this source fund will be made to the investment portfolios in the amounts selected below.

[_] $_____________ per month until the account is depleted

[_] $_____________ per month for:

    [_] 12 Months    [_] 24 Months    [_] 36 Months    [_] 48 Months
    [_] 60 Months    [_] Other ______ Months

SECTION 3B. INVESTMENT INSTRUCTIONS AND ELECTIONS

Choose from the portfolios listed below. Indicate the percentage each portfolio should receive. Allocations must be whole percentages and total 100%. Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase Payment Allocations indicated below.


                                         Purchase      Target                                                Purchase      Target
                                          Payment       DCA                                                   Payment       DCA
                                        Allocation  Instructions                                            Allocation  Instructions
ASSET ALLOCATION PORTFOLIOS
---------------------------
American Funds(R) Balanced                ______%      ______%    BlackRock Ultra-Short Term Bond             ______%      ______%
  Allocation Portfolio                                              Portfolio
American Funds(R) Growth Allocation       ______%      ______%
  Portfolio
American Funds(R) Moderate Allocation     ______%      ______%
  Portfolio
MetLife Asset Allocation 20 Portfolio     ______%      ______%
MetLife Asset Allocation 40 Portfolio     ______%      ______%    Barclays Aggregate Bond Index Portfolio     ______%      ______%
MetLife Asset Allocation 60 Portfolio     ______%      ______%    Pyramis(R) Government Income Portfolio      ______%      ______%
MetLife Asset Allocation 80 Portfolio     ______%      ______%
MetLife Asset Allocation 100 Portfolio    ______%      ______%
SSGA Growth and Income ETF Portfolio      ______%      ______%
SSGA Growth ETF Portfolio                 ______%      ______%

PROTECTED GROWTH STRATEGY PORTFOLIOS
------------------------------------
AB Global Dynamic Allocation Portfolio    ______%      ______%
Allianz Global Investors Dynamic          ______%      ______%
  Multi-Asset Plus Portfolio
AQR Global Risk Balanced Portfolio        ______%      ______%
BlackRock Global Tactical Strategies      ______%      ______%
  Portfolio
Invesco Balanced-Risk Allocation          ______%      ______%
  Portfolio
JPMorgan Global Active Allocation         ______%      ______%
  Portfolio
MetLife Balanced Plus Portfolio           ______%      ______%
MetLife Multi-Index Targeted Risk         ______%      ______%
  Portfolio
PanAgora Global Diversified Risk          ______%      ______%
  Portfolio
Pyramis(R) Managed Risk Portfolio         ______%      ______%    ------------------------------------------------------------------
Schroders Global Multi-Asset Portfolio    ______%      ______%    BOTH TOTALS MUST EQUAL 100%               ______%        ______%


ADMINVA-SNY (05/15)                   Page 3 of 5                       MAY 2016

OPTIONAL PROGRAMS

4. REBALANCING PROGRAM

THE REBALANCING PROGRAM IS ONLY AVAILABLE IF MORE THAN ONE PORTFOLIO IS SELECTED. IF A FLEXCHOICE RIDER IS ELECTED, DO NOT COMPLETE THIS SECTION. REBALANCING WILL OCCUR AUTOMATICALLY ON A QUARTERLY BASIS.

When checked below, I authorize First MetLife Investors Insurance Company to automatically rebalance my investment portfolios to the allocation percentage levels selected in Section 2 or Section 3b, or as I may otherwise direct by Notice to First MetLife Investors Insurance Company.

Frequency: [_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually

If the rebalancing transfer date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the next business day. If a DCA program is elected, rebalancing shall be based on the transfer allocations selected for such program. You should understand that, unless this program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by Notice to First MetLife Investors Insurance Company.

5. SYSTEMATIC WITHDRAWAL PROGRAM

DO NOT COMPLETE FOR REQUIRED MINIMUM DISTRIBUTIONS (RMDS) -- USE SEPARATE RMD FORM OR CONTACT THE ANNUITY SERVICE CENTER.

Please be aware that withdrawing more than your guaranteed withdrawal amount, called "excess withdrawals", may permanently reduce your future guaranteed withdrawal amounts. If you are considering making an excess withdrawal but are uncertain as to how it will affect your future guaranteed withdrawal amounts, we encourage you to contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the excess withdrawal.

A. SOURCE: I authorize Systematic Withdrawals (minimum $100) from my Account Value to commence as indicated below (check one). Once the Program is initiated, payments will continue until you notify the Annuity Service Center to cancel them, either in writing or by telephone.

   IMPORTANT:
   Please review your contract and/or prospectus for detailed information regarding early withdrawal penalties and other withdrawal provisions.

   If you elect a FlexChoice or GWB rider, cumulative withdrawals that exceed the Annual Benefit Payment in any contract year may significantly reduce the value of the FlexChoice or GWB benefit. If you have elected a FlexChoice or GWB rider, you should carefully consider when to begin taking withdrawals. Waiting to take your first withdrawal will result in a higher FlexChoice or GWB Withdrawal Rate.

USE IF FLEXCHOICE OR GWB RIDERS ARE NOT ELECTED.
                                -------

   [_] $______________ Pro rata from active investment portfolios. A maximum of an amount equal to 10% of purchase payments may be withdrawn annually under this program.

USE IF FLEXCHOICE OR GWB IS ELECTED.

   [_] Withdrawal amount that increases upon FlexChoice Automatic step-up or GWB Automatic step-up to equal 100% of the Annual Benefit Payment upon step-up. This option is not available prior to age 591/2 if a FlexChoice rider is elected.

   . Initial withdrawal amount prior to a step-up will equal the remaining unpaid Annual Benefit Payment for the current contract year and will continue unchanged until the next contract anniversary on which a step-up occurs, provided that if you are currently enrolled in the systematic withdrawal program, the initial withdrawal amount prior to a step-up will equal the current systematic withdrawal amount and will continue unchanged until the next contract anniversary on which a step-up occurs.

   [_] $________________ per withdrawal. May not exceed the current Annual
       Benefit Payment amount allowed under the FlexChoice or GWB rider.

   . IMPORTANT: If a FlexChoice rider is elected, then any withdrawal taken prior to age 591/2 will be considered an early withdrawal and will reduce your benefit base on a pro-rata basis.

B. FREQUENCY: [_] Monthly  [_] Quarterly

   [_] Start at Issue [_] Start Date: ____________________ (Please pick a day, 1-28.) (If no day is chosen, default date will be monthly contract date.)

C. IMPORTANT TAX INFORMATION - Withdrawals will not be taxed under special exclusion ratio rules applicable to annuity payments. A 10% Federal tax penalty may be assessed against distributions if the Owner is under age 591/2. You should consult your tax advisor regarding your personal situation. IF NO SELECTION IS MADE BELOW, THE COMPANY WILL WITHHOLD THE MINIMUM AMOUNT REQUIRED BY THE IRS. If applicable, a State Income Tax election will be made as elected below for Federal Income Tax withholding.

   CHOOSE ONE: [_] Do not withhold Federal Income Taxes
   [_] Withhold $____________ or ________%

D. PAYMENTS: Payments will be made to the owner. When completed below I wish to utilize Electronic Funds Transfer in the processing of my Systematic Withdrawal. When receiving funds via Electronic Funds Transfer, it may take up to three business days for the funds to appear in your bank account.

Bank/Brokerage Name: ______________________________________________________________________________________________________________

Bank/Brokerage Street Address: ____________________________________________ City, ST ZIP: _________________________________________

Account Number: __________________ ABA Routing Number: ____________________ [_] Checking (please attach a voided check) [_] Savings


ADMINVA-SNY (05/15)                   Page 4 of 5                       MAY 2016

OPTIONAL PROGRAMS

6. AUTOMATIC PAYMENT PROGRAM -- NOT AVAILABLE IF FLEXCHOICE OR GWB ARE ELECTED

When checked below, I authorize Metropolitan Life Insurance Company, under agreement with First MetLife Investors Insurance Company, to initiate debit entries from my bank account as instructed by the completed Automatic Payment
(AP) Account Agreement form (7252 MLIAUTOPAY) which has been included with this application. I also acknowledge that I have received a copy of the Automatic Payment (AP) Account Agreement form.

[_] Please enroll me in the Automatic Payment Program

7. SPECIAL REQUESTS

8. TRUSTEE CERTIFICATION REQUIREMENT

If Owner is a trust, please complete the Trustee Certification Form ("ANNTRUSTEECERT") and submit it with this application.

9. SIGNATURES

I understand there is no additional tax benefit obtained by funding an IRA with a variable annuity.

I FURTHER ACKNOWLEDGE THAT I HAVE RECEIVED METLIFE'S CUSTOMER PRIVACY NOTICE.

BY SIGNING BELOW, I ACKNOWLEDGE RECEIPT OF THE NY DOLLAR COST AVERAGING DISCLOSURE FORM.

I acknowledge and understand that if a Wholesaler (who is an employee of MetLife Group, Inc., an affiliate of First MetLife Investors Insurance Company) met with me, either in person or by phone, then the wholesaler may receive compensation for the sale of a First MetLife Investors Insurance Company or affiliate Annuity Product ("MetLife Product") by my Representative. Wholesaler compensation consists of base commissions that may vary from product to product and by the premium or deposit amount. The amount of wholesaler compensation may increase in part based upon the relative amount of MetLife Products sold during a set period. The wholesaler is eligible for additional cash compensation (such as medical, retirement and other benefits) and non-cash compensation (such as recognition conferences) based on his or her overall MetLife sales and productivity. I understand that I may request additional information from my Representative about the Wholesaler compensation expected as a result of my purchase.

If I elected a FlexChoice rider, by signing below, I confirm receipt of the "FlexChoice - Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider Disclosure" form.

If I elected an optional living benefit rider, by signing below, I confirm receipt of the Volatility Management Strategies Disclosure Statement.

Under penalties of perjury, I, the Owner, certify that:

.. The number shown in this application is my correct taxpayer identification number, and

..  I am not subject to backup withholding because

   (a) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends.

       OR

   (b) The IRS has notified me that I am not subject to backup withholding. (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

..  I am a U.S. citizen or a U.S. resident alien for tax purposes.

   (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE FORM W-8BEN).

The IRS does not require your consent to any provision of this document other than certifications required to avoid backup withholding.


_____________________________________________________      ____________________________________________________
Name of Owner & Title (please print)                       Name of Joint Owner & Title (please print)

______________________________________________________     ____________________________________________________
Signature of Owner                                         Signature of Joint Owner


_______________________________________________. ______    ____________________________________________________
E-mail Address                                             Date

ADMINVA-SNY (05/15)                   Page 5 of 5                       MAY 2016